SCHEDULE 14A
                                 (Rule 14a-101)

                      INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
            Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant   x
Filed by a Party other than the Registrant

Check the appropriate box:

   Preliminary Proxy Statement        Confidential, for Use of the Commission
                                      Only (as permitted by Rule 14a-6(e)(2))

X    Definitive Proxy Statement
     Definitive Additional Materials
     Soliciting Material Pursuant to Rule 14a-12

                           Lancer Orthodontics, Inc.
               (Name of Registrant as Specified in Its Charter)

   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

(Payment of Filing Fee (Check the appropriate box):
   x  No fee required.
      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1)  Title of each class of securities to which transaction applies:

        (2)  Aggregate number of securities to which transaction applies:

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        (4)  Proposed maximum aggregate value of transaction:

        (5)  Total fee paid:

             Fee paid previously with preliminary materials

             Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing be registration statement number or the Form or Schedule and date of its filing.

        (1)  Amount previously paid:

        (2)  Form, Schedule, or Registration Statement No.:

        (3)  Filing party:

        (4)  Date filed:



                           LANCER ORTHODONTICS, INC.


                 NOTICE OF 2004 ANNUAL MEETING OF SHAREHOLDERS


                          TO BE HELD NOVEMBER 19, 2004


                              AND PROXY STATEMENT


     The 2004 Annual Meeting of Shareholders of Lancer Orthodontics, Inc. (the "Company") will be held at 2:00 p.m. on Friday, November 19, 2004 at Lancer Orthodontics, Inc. Corporate Offices, 253 Pawnee Street, San Marcos California 92078.

     The purposes of the meeting are:

     1.  To elect a Board of Directors of the Company for the ensuing year.

     2. To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

     Only shareholders of record at the close of business on October 4, 2004, are entitled to notice of and to vote at the Annual Meeting of Shareholders and any adjournment thereof.

     Your attention is directed to the accompanying Proxy Statement. Shareholders who do not expect to attend the meeting in person are requested to date, sign, and mail the enclosed proxy as promptly as possible in the enclosed envelope.

                                           By Order of the Board of Directors



                                           /s/ Allen Barbieri
                                           Allen Barbieri
                                           Chief Executive Officer


San Marcos, California
September 28, 2004










                           LANCER ORTHODONTICS, INC.

                              253 PAWNEE STREET
                         SAN MARCOS, CALIFORNIA 92069

                        ANNUAL MEETING OF SHAREHOLDERS
                              NOVEMBER 19, 2004

                               PROXY STATEMENT

                                INTRODUCTION

     The Annual Meeting of Shareholders of Lancer Orthodontics, Inc., a California Corporation, (the "Company") will be held at 2:00 p.m. on November 19, 2004, at Lancer Orthodontics, Inc. Corporate Offices, 253 Pawnee Street, San Marcos, California 92078, for the purposes set forth on the accompanying Notice of 2004 Annual Meeting of Shareholders. This Proxy Statement and the enclosed Proxy are being mailed on or about October 19, 2004, to shareholders of the Company in connection with the solicitation, by the Company's Board of Directors, of proxies to be used at the 2004 Annual Meeting of Shareholders and any adjournment thereof (the "Annual Meeting").

     The presence at the Annual Meeting of Shareholders, in person or by Proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum. The holder of each share of Common Stock held of record on the record date is entitled to one vote on each matter to be considered at the Annual Meeting.

     If a Proxy in the accompanying form is duly executed and returned the shares represented thereby will be voted as directed. If no direction is given, the shares represented by the Proxy will be voted for the election of the nominees for Director named herein. However, giving of the enclosed proxy does not preclude the right to vote in person should the shareholder giving the proxy so desire. Any shareholder may revoke his or her Proxy at any time prior to its exercise by notifying the Secretary of the Company in writing of such revocation, by submitting a Proxy bearing a later date to the Secretary of the Company, or by voting in person at the meeting. Abstentions and broker non-votes are not counted as votes cast on any matter to which they relate.

     The cost of this solicitation of proxies will be borne by the Company. In addition to solicitation by mail, officers, directors, and regular employees of the Company may solicit proxies personally or by telephone or telegraph. The Company will, upon request, reimburse banks, brokerage firms, and other custodians and nominees for their reasonable expenses in sending proxy materials to beneficial shareholders.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     Only shareholders of record as of the close of business on October 4, 2004, are entitled to vote at the meeting or any adjournment thereof. As of September 17, 2004, the Company had outstanding 2,819,861 shares of Common Stock, without par value. Holders of record of the Stock are entitled to one vote for each share held. Shareholders are entitled to cumulative voting, pursuant to which a shareholder may multiply the number of shares owned by the number of Directors to be elected and cast a total number of votes equal to the resulting product for any one candidate, or distribute the total number of votes in any proportion among as many candidates as the shareholder desires. However, a shareholder may not cumulate his or her votes for a candidate unless such candidate's name has been placed in nomination prior to the voting and unless the shareholder has given notice at the meeting, prior to voting, of his or her intention to cumulate his or her votes. If any shareholder gives such notice, all shareholders may then cumulate their votes.

Security Ownership of Certain Beneficial Owners and Management

     The following table sets forth certain information regarding the ownership of the Company's Common Stock as of the date of this Proxy Statement, by (i) each person known to the Company to own beneficially more than 5% of the outstanding shares of the Common Stock, (ii) each director, including the nominees for director, and each executive officer of the Company, and (iii) all executive officers and directors as a group. Unless otherwise indicated, each person listed has sole voting and investment power over the shares beneficially owned by him or her.

     Name and Address               Amount and Nature of        Percent of
     of Beneficial Owner (1)(2)     Beneficial Ownership (3)     Class (2)

     Biomerica, Inc.                      683,562 (4)              24.2%

     Allen Barbieri                       237,916 (5)               8.2%

     Zackary Irani                        532,033 (6)              17.4%

     Janet Moore                          314,163 (7)              11.1%

     Dr. Robert Orlando                    36,042 (8)               1.3%

     Dr. Francis Cano                      70,834 (9)               2.5%

     Dan Castner                          280,000 (10)              9.4%

     Scott Godfrey                        279,667 (11)              9.4%

     All executive officers,
     directors and management,
     as a group (7 persons)             1,750,655 (12)             49.2%

(1) The address for Mr. Barbieri, Mr. Irani, Ms. Moore, Dr. Orlando, and Dr. Cano is 1533 Monrovia Avenue, Newport Beach CA 92663. The address for Mr. Castner and Mr. Godfrey is 253 Pawnee Street, San Marcos CA 92078.

(2) Beneficial ownership is determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934. Any shares of Common Stock that each named person and group has the right to acquire within 60 days pursuant to options, warrants, conversion privileges or other rights, are deemed outstanding for purposes of computing shares beneficially owned by and the percentage ownership of each such person and group. However, such shares are not deemed outstanding for purposes of computing the shares beneficially owned by or percentage ownership of any other person or group. Percentage ownership for each named beneficial owner, and the beneficial ownership of the directors and executive officers as a group, is based on 2,819,861 issued and outstanding shares of Common Stock.

(3) Except as otherwise indicated and subject to applicable community property and similar statutes, the persons listed as beneficial owners of the shares have sole voting and depositive power with respect to such shares.

(4)  Biomerica, Inc.'s address is 1533 Monrovia Avenue, Newport Beach, CA
92663.

(5) Includes 92,083 shares of Common Stock underlying options and warrants exercisable by Mr. Barbieri at or within 60 days after the date of the proxy.

(6) Includes 246,333 shares of Common Stock underlying options and warrants exercisable by Mr. Irani at or within 60 days after the date of the proxy.

(7) Includes 2,771 shares in the name of Ms. Moore's minor sons and 17,500 shares of Common Stock underlying options exercisable by Ms. Moore at or within 60 days after the date of the proxy.

(8) Includes 17,500 shares of Common Stock underlying options exercisable by Dr. Orlando at or within 60 days after the date of the proxy.

(9) Includes 54,167 shares of Common Stock underlying options and warrants exercisable by Dr. Cano at or within 60 days after the date of the proxy.

(10) Includes 155,000 shares of Common Stock underlying options and warrants exercisable by Mr. Castner at or within 60 days after the date of the proxy.

(11) Includes 154,667 shares of Common Stock underlying options and warrants exercisable by Mr. Godfrey, Lancer's Director of Operations, at or within 60 days after the date of the proxy.

(12) Includes 737,250 shares of Common Stock underlying options and warrants exercisable at or within 60 days after the date of the proxy.

Series D Preferred Stock

     The Company has authorized shares of Series D Preferred Stock. Each share is entitled to a $.04 non-cumulative dividend and is convertible at the option of the holder into common stock at the rate of seven shares of preferred stock for one share of common stock. The Company, at its option, can redeem outstanding shares of the preferred stock for cash at $.50 per share after December 31, 1994. In May 2000, all 370,483 issued and outstanding shares were converted into 52,926 shares of common stock. As of the date of this proxy statement, there were no shares issued and outstanding.

Certain Related Transactions

     In fiscal 2003, the Company's parent Biomerica entered into an agreement with the Company whereby Biomerica agreed to pay an initial shelter fee of $5,000 with additional monthly payments of $2,875 for use of its Lancer de Mexico facilities to produce and manufacture Biomerica products. The monthly payments are due as long as Biomerica produces its products at the Lancer de Mexico facility. During the fiscal year ended May 31, 2004, Biomerica paid shelter fees of $34,500 from this agreement.

     The Lancer Board of Directors approved a private offering of common stock, effective March 23, 2004, and ending April 12, 2004. The offering, to officers, board members, and key employees resulted in the sale of 450,000 new shares at $.60 per share with total proceeds received of $270,000. In addition, one warrant exercisable for each share purchased (450,000 warrants) was issued at $.85 per share. These warrants shall be exercisable until April 12, 2009.


MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

PROPOSAL NO. 1 - ELECTION OF DIRECTORS

     The Directors to be elected at the meeting will hold office until the next annual meeting or until their successors shall be elected and qualified. The persons named in the enclosed proxy card will vote the shares represented by the proxies given to them for the election of the four (4) nominees listed in the table below, unless authority to do so is withheld. The shares represented by proxies will not be voted for a greater number of persons than the number of nominees listed below; however, the proxy holders have the right (subject to the same conditions as apply to cumulation of votes by a shareholder) to cumulate the votes represented by proxies and to distribute the votes among the listed nominees in such manner as they see fit to elect the maximum number of such nominees. If any nominees should not be available for election as Directors, which the Board of Directors and management do not presently anticipate, the persons named in the enclosed proxy will vote for the election of such other person as the Board of Directors and management may recommend.

     The Board of Directors has nominated the following four persons to serve as Directors until the next annual meeting of shareholders or until their successors have been duly elected and qualified. The Company does not pay a fee to any third party to identify potential nominees. The Board has not received during the 120-day period between the end of the fiscal year and the date of the proxy, any recommended nominees from a shareholder owing more than 5% of the Company's stock for at least one year.

     Name                     Age        Position
     Allen Barbieri           46         Chief Executive Officer and Director
     Zackary Irani            38         Chairman of the Board and Director
     Janet Moore              53         Secretary and Director
     Dr. Francis Cano         59         Director

     The following is a summary of the Directors' experiences with the Company and their other business experience:

     On April 12, 2004, Mr. Barbieri joined the Board of Directors of Lancer, and was elected by the Board to serve as the part-time Chief Executive Officer ("CEO") of the Company. From 1999 to April 2004, Mr. Barbieri was semi-retired while serving on several Boards of Directors (non public). Mr. Barbieri has been a Director of Biomerica, Inc. since 1999. From 1998 to 1999, Mr. Barbieri served as President and the Chief Financial Officer ("CFO") of BUY.COM, a large internet retailer financed with over $200 million in venture capital. From 1994 to 1998, Mr. Barbieri served as the President and CEO of Pacific National Bank, a highly successful commercial bank that was sold to US Bank in 1998. Prior to that, Mr. Barbieri served as President of Capital Bancorp, a commercial bank holding company, CFO of First Federal Bank, and as an Investment Banking Associate of Merrill Lynch Capital Markets in New York. Mr. Barbieri holds a Bachelors Degree in Business from Brigham Young University and an MBA Degree from the Massachusetts Institute of Technology
(MIT). Mr. Barbieri is currently at the Lancer location two or three days per week, sharing executive management responsibilities with Mr. Irani, the Chairman of the Board.

     Mr. Irani has been a Director of the Company since October 29, 1992.
Mr. Irani was elected Chairman of the Board effective April 30, 1997, and was elected Chief Executive Officer effective October 24, 1997 until April 2004 when Mr. Barbieri was named part-time CEO. Mr. Irani has been the Chief Executive Officer and Chairman of Biomerica since April 1997. Prior to that time, Mr. Irani served as Vice President of Business Development of Biomerica since July 1994 and Business Development Manager of Biomerica since 1986.
Mr. Irani also serves as a Director of Biomerica. Mr. Irani has been fully employed by the Company since June 2002. Mr. Irani is currently at the Lancer location one day per week, sharing executive management responsibilities with Mr. Barbieri. The remainder of his time is devoted to Biomerica.

     Ms. Moore has been a Director of the Company since October 25, 1996, and was a Director of the Company from October 29, 1992 through November 4, 1994. Ms. Moore has been an employee of Biomerica since 1976 and currently serves as the CFO, Secretary, Treasurer, and as a Director of Biomerica.

     Francis Cano, Ph.D. has served as a Director of the Company since May 2001. Since 2003 Dr. Cano has been serving as the Chief Executive Officer and Chairman of the Board of Vaxin, Inc. From 1996 to 1997, Dr. Cano served as Senior Vice President - Biotechnology of BDM, an information technology company. From 1992 to 1996, he served as President and Chief Operating Officer of Aviron, a public biotechnology company focused on developing viral vaccines for disease prevention. Dr. Cano was also involved in developing a vaccine business at a division of American Cynamid Corporation.

     Lancer does not have a CFO, so the CEO, Mr. Barbieri, the Director of Financial Planning, Mr. John Dodge, and the Accounting Manager, Ms. Cathy Wyss, review financial reporting and sign certifications. Mr. Dodge is a CPA with more than 20 years accounting experience, including serving as Controller for Bear Creek Golf Club and Johnson Textile Ltd. He has been employed by Lancer for 4 days a week since August 1999. He also consults for Biomerica 1 day per week. Ms. Wyss has been employed in the accounting department of Lancer since 1985. Her previous experience includes employment as Field Auditor for the State of Indiana Department of Revenue.

     The Board of Directors regularly assesses the appropriate size of the Board of Directors and whether any vacancies on the Board of Directors are expected due to retirement or otherwise. In the event that vacancies are anticipated or otherwise arise, the Board utilizes a variety of methods for identifying and evaluating director candidates. Candidates may come to the attention of the Committee through current directors, professional search firms, shareholders or other persons.

     Once the Board has identified a prospective nominee, the Board will evaluate the prospective nominee in the context of the then current composition of the Board of Directors and will consider a variety of other factors, including the prospective nominee's business, technology and industry, finance and financial reporting experience, and other attributes that would be expected to contribute to an effective Board of Directors. The Board seeks to identify nominees who possess a diligent range of experience, skills, areas of expertise, industry knowledge and business judgment. Successful nominees should have a history of superior performance or accomplishments in their professional undertakings and should have the highest personal and professional ethics and values. The Board does not evaluate shareholder nominees differently than any other nominee.

     Our Board will consider shareholder nominations for directors if we receive timely written notice, in proper form, of the intent to make a nomination at a meeting of shareholders. To be timely, the notice must be received within the time frame discussed below in this Proxy Statement under the heading "Shareholder Proposals." To be in proper form, the notice must, among other matters, include each nominee's written consent to serve as a director if elected, a description of all arrangements or understandings between the nominating shareholder and each nominee and information about the nominating shareholder and each nominee.

Director Not Standing For Re-Election

     Dr. Robert Orlando has been a Director of the Company since July 20, 1988. Dr. Orlando is a professor of pathology and has served as Chief Pathologist of Beverly Hospital in Montebello, California since 1991. Dr. Orlando has also been a professor at Southern California College of Optometry in Fullerton, California since 1972.

     On September 21, 2004, the Company and Board Director, Dr. Robert Orlando, mutually agreed that he will not stand for re-election this year when his term expires November 19, 2004, due to Dr. Orlando's time constraints.

Other Officers

     Mr. Dan Castner has been Executive Vice President of Marketing since
June 2, 2003 and is responsible for sales, marketing, and product development. Mr. Castner has been employed in the dental device field for 16 years. From 1988-2003, Mr. Castner was employed at Sybron Dental Specialties and
Ormco-SDS in a variety of positions including sales, product management, and then Vice President of Business Development, responsible for acquisitions, clinical liaison, champions, and continuing education programs.

Meetings of the Board of Directors and its Committees

     The Board of Directors met two times during the year, once in person and once by telephone, and also executed written consents three times during the fiscal year ended May 31, 2004 (the "2004 Fiscal Year"). Each outside Director is to be paid $500 for each Board or Committee meeting attended and $200 for each telephonic meeting. Currently accrued fees are $2,100 for Ms. Moore and $4,400 for Dr. Cano.

     All directors except Dr Orlando attended 75% or more of the aggregate of all meetings of the Board of Directors and the committees, if any, upon which the directors served during the year ended May 31, 2004.

Director Independence

     Our Board of Directors has determined that Dr. Francis Cano and Dr. Robert Orlando are independent within the meaning of Nasdaq Marketplace Rule 4200(a)(15) as adopted by the Nasdaq Stock Market, Inc., ("NASDAQ")..
Mr. Zack Irani and Mr. Allen Barbieri were not deemed to be "independent" because of their respect employment relationships with us. Ms. Janet Moore is deemed not to be independent because of her employment with Biomerica, Inc.

     In 1979, the Board of Directors of the Company created an Executive Committee, which is vested with all the authority of the Board of Directors of the Company, except as restricted by the Company's Bylaws and the California General Corporation Law. The Executive Committee is presently composed by Mr. A. Barbieri and Mr. Z. Irani. The Executive Committee did not officially meet during the 2004 Fiscal Year, however, they do meet weekly to discuss issues relating to Lancer.

     The Compensation Committee is responsible for assisting the Board of Directors in discharging its responsibilities regarding the compensation of our employees and directors. The specific duties of the Compensation Committee include, among other matters: reviewing and approving executive compensation; evaluating our executive officers' performance; setting the compensation levels of our executive officers; setting our incentive compensation plans, including our equity-based incentive plans; and making recommendations to our Board of Directors regarding our overall compensation structure, policies and programs.

     In fiscal 2004 the Compensation Committee was comprised of Dr. Robert Orlando and Ms. Janet Moore and the committee met once during the fiscal year. Currently, the Committee is comprised of Dr. Cano and Ms. Moore.

     The Audit Committee is responsible for overseeing our accounting and financial reporting processes and the audits of our financial statements. In addition, the Audit Committee assists the Board of Directors in its oversight of our compliance with legal and regulatory requirements. The specific duties of the Audit Committee include, among others: monitoring the integrity of our financial process and systems of internal controls regarding finance, accounting and legal compliance; selecting our independent auditor; monitoring the independence and performance of our independent auditor; and providing an avenue of communication among the independent auditor, our management and our Board of Directors. The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to all of our employees and to the independent auditor. The Audit Committee also has the ability to retain, at our expense and without further approval of the Board of Directors, special legal, accounting or other consultants or experts that it deems necessary in the performance of its duties. The Audit Committee is comprised of Dr. Frank Cano and Ms. Janet Moore and met once in the fiscal year ended May 31, 2004. Our Board of Directors has determined that Dr. Cano is independent within the meaning of Nasdaq Rule 4200(a)(15) as well as the enhanced independence standards contained in Nasdaq Rule 4350(d) that relate to members of audit committees. Ms. Janet Moore is deemed not to be independent because of her employment with Biomerica, Inc.

Report of the Audit Committee

     The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

     The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with the independent auditors the auditors' independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of non-audit services with the auditors' independence.

     The Committee discussed with the Company's independent auditors the overall scope and plans for their respective audit. The Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

     In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended May 31, 2004 for filing with the Securities and Exchange Commission. The Committee and the Board have also recommended the selection of the Company's independent auditors.

/s/ Janet Moore                           /s/ Dr. Francis Cano
Janet Moore                               Dr. Francis Cano



EXECUTIVE COMPENSATION

     The following table presents, for each of the last three fiscal years, the annual compensation earned by executive officers.

SUMMARY COMPENSATION TABLE
                                                Long Term Compensation
                 Annual Compensation             Awards        Payouts
                                  Other              Securities         All
Name and                          Annual  Restricted Underlying         Other
Principal                         Compen-   Stock     Options/  LTIP    Compen
Position   Year  Salary   Bonus   sation    Awards     SARs    Payouts  sation

Zackary Irani
Chairman   2004 $45,000     --      --    $15,000(7)  75,000(8)  --       --
Of the     2003 $32,885     --      --    $20,250(6)     --      --       --
Board(1)   2002 $30,000(3)  --      --    $21,000(4) 113,000(5)  --       --

Allen Barbieri
Chief      2004   $0        --      --    $18,750(9)  17,500(10) --       --
Executive  2003   $0        --      --       --         --       --       --
Officer(2) 2002   $0        --      --       --         --       --       --

Dan Castner
Executive  2004 $135,000    --      --       --      120,000(11) --       --
V. P. of   2003   $0        --      --       --         --       --       --
Marketing  2002   $0        --      --       --         --       --       --

(1) Mr. Irani was elected Chairman of the Board effective April 30, 1997, and was elected Chief Executive Officer effective October 24, 1997, until March 2004.

(2)  Mr. Barbieri was appointed Chief Executive Officer effective April 12,
     2004.

(3) This sum includes directors fees which were paid with 1,500 shares of restricted common stock at $1.00 per share..

(4) This sum represents 60,000 shares of restricted common stock at $.35 per share issued September 25, 2002.

(5) This sum represents 113,000 options to purchase common stock at $.30, exercisable at the rate of one-third per year.

(6) This sum represents 53,846 shares of restricted common stock at $.26 per share and 15,625 shares of restricted common stock at $.40 per share accrued in 2003 and issued in April 2004.

(7) This sum represents 31,250 shares of restricted common stock at $.40 per share and 4,166 shares of restricted common stock at $.60 per share.
     In April 2004, 21,875 shares at $.40 were issued. The remaining 13,541 shares are to be issued.

(8) This sum represents 75,000 options to purchase common stock at $.38 per share, exercisable at the rate of one-third per year.

(9) This sum represents 31,250 shares of restricted common stock at $.60 per share issued July 2004.

(10) This sum represents 17,500 options to purchase common stock at $.60 per share, exercisable at the rate of one-half per year.

(11) This sum represents 120,000 options to purchase common stock at $.38 per share, exercisable at the rate of one-fourth in June 2004, one-fourth in June 2005, and one-twenty-fourth per month in June 2006 through May 2007.

Independent Accountants

     Effective May 29, 2004, the Company engaged PKF, Certified Public Accountants, A Professional Corporation (San Diego)("PKF"), to serve as the Company's independent public accountants and to conduct the audit of the Company's financial statements for the fiscal year end ending May 31, 2004.
In connection with the engagement of PKF, Certified Public Accountants, A Professional Corporation (San Diego), the Company has discontinued its association with BDO Seidman who had been engaged to audit the Company's financial statements for the prior fiscal years. The audit report provided by BDO Seidman for the fiscal year ended May 31, 2003, did not contain any adverse opinion or a disclaimer of opinion nor was any report modified as to uncertainty, audit scope, or accounting principles. Management of the Company knows of no past disagreements between the Company and BDO Seidman on any matter of accounting principles or practices, financial statement disclosure or auditing, scope, or procedure.

Stock Option Grants in Last Fiscal Year

     The following table sets forth information concerning stock options granted in the fiscal year ended May 31, 2004, to executive officers.

                               Individual Grants

                                    Percent
                 Number of          of Total
                 Securities       Options/SARs
                 Underlying        Granted to      Exercise
                 Options/SARs     Employees in      or Base       Expiration
Name             Granted (#)       Fiscal Year    Price ($/Sh)       Date
Zackary Irani      75,000              --             $.38          6-02-08
Allen Barbieri     17,500              --             $.60          4-12-09
Dan Castner       120,000              --             $.38          6-02-08

Options Exercises and Fiscal Year End Values

     The following table presents information for the named officers in the Summary Compensation Table with respect to options exercised during Fiscal 2004 and unexercised options held as of the end of the fiscal year.

               Shares                    Number of Securities      Value of Unexercised
              Acquired                  Underlying  Unexercised    in the Money Options
                 on           Value    Options at Fiscal Year End  at Fiscal Year End(1)
Name          Exercise (#) Realized($) Exercisable Unexercisable  Exercisable Unexercisable
Zackary Irani    -0-          -0-        163,000       25,000       $84,020     $11,500
Allen Barbieri   -0-          -0-          8,750        8,750       $ 2,100     $ 2,100
Dan Castner      -0-          -0-         30,000       90,000       $13,800     $41,400

(1) Based on closing price for the Company's common stock on the last business day of the fiscal year.

Stock Options

     The Company has incentive stock option and non-qualified stock option plans for directors, officers, and key employees. The 1993 Stock Option Plan authorized 357,143 shares to be issued. Options granted under the 1993 plan were required to be granted at an option price not less than 85% of the fair market value for options granted to employees, or less than 100% of the fair market value for options granted to non-employees. The fair market value of the stock was the share price of the Company's common stock at the date the options were granted. Most options granted under this Plan had an expiration period of five years from the date of their respective grant and all were granted at fair market value at the date of grant. At May 31, 2004 there were 347,000 options outstanding under this plan. The 1993 Stock Option
Plan expired in March 2004 and no new options could be granted under this Plan, but the outstanding options remain effective until exercised or forfeited.

     The 2000 Stock Incentive Plan authorized 450,000 initial shares to be issued, increasing by the lower of 1.5% of the total number of common shares outstanding or 225,000 shares, each year on January 1, beginning in 2001. The total shares authorized at May 31, 2004 were 581,023. Incentive stock options granted under the 2000 Plan are required to be granted at an option price not less than 100% of the fair market value of the Company's common stock on the date of grant, with an exercise period not exceeding ten years from grant date. The option price of non-statutory stock options granted under the 2000 Plan are required to be granted at an option price not less than 85% of the fair market value of the Company's common stock on the date of grant. Options granted to non-executive directors under the 2000 Plan are required to be granted at an option price not less than 100% of the fair market value determined by the Board of Directors, with an exercise period not exceeding ten years from grant date. The majority of options granted under this plan vest pro rata over a period of three years. At May 31, 2004 there were 300,500 options outstanding under this plan.

SECTION 16 COMPLIANCE

     The rules of the Securities and Exchange Commission require disclosure of late Section 16 filings by the Company's directors, officers, and persons who beneficially own more than 10% of the Company's stock. To the best of the Company's knowledge and belief, there were no late filings under Section 16 by or for any of the Company's directors and officers during Fiscal 2004.

     It is expected that a representative of PKF will be present at the Annual Meeting to respond to appropriate questions or to make a statement if he or she so desires.

Audit Fees

     The aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements for the year ended May 31, 2004 was $45,900, of which $28,500 was billed by the current auditors, PKF, and $17,400 was billed by the former auditors, BDO Seidman, LLP. The Company was billed a total of $21,000 for the reviews of the financial statements included in the Company's Form 10-QSB by the Company's former auditors.

     The audit committee has considered that the provision of the above services has not impaired the principal accountant's ability to maintain independence.

Financial Information Systems Design and Implementation Fees

     There were no fees billed by the principal accountants for professional services with respect to financial information systems design and implementation for the fiscal year ended May 31, 2004.

All Other Fees

     There were no other fees paid.

Other Business

     Management is not aware of any matters to come before the Annual Meeting other than those stated in the Proxy Statement. However, inasmuch as matters of which management is not now aware may come before the meeting or any adjournment thereof, the Proxy confers discretionary authority with respect to acting thereon, and the persons named in such Proxy intend to vote, act, and consent in accordance with their best judgment with respect thereto.



Director Attendance at Annual Meetings

     Our Board of Directors has adopted a policy that encourages our directors to attend our annual shareholder meetings. The annual meeting of shareholders held on September 2, 2003 was attended by all of our incumbent directors.

Annual Report

     The Annual Report to Shareholders and Form 10-KSB covering the Company's fiscal year ended May 31, 2004, is being mailed to shareholders with this Proxy Statement. The Annual Report does not form any part of the material for the solicitation of the Proxy.

Date for Submission of Shareholder Proposals for Next Annual Meeting

     Any eligible shareholder who desires to have a proposal considered for inclusion in our 2005 proxy solicitation materials, including director nominations, must cause their proposals to be received in writing by our Secretary, c/o Biomerica, Inc., at 1533 Monrovia Ave, Newport Beach, California 92663, no later than January 3, 2005. The Board of Directors will review new proposals from eligible shareholders if they are received in writing by January 3, 2005. Proposals must be submitted in accordance with our bylaws and must comply with Securities and Exchange Commission regulations promulgated under Rule 14a-8 of the Exchange Act of 1934, as amended.

     Any notice to the Secretary must include as to each matter the shareholder proposes to bring before the meeting: (a) a brief description of the business desired to be brought before the meeting and the reason for conducting the business at the Annual Meeting, (b) the shareholder's name and address, as they appear on our records, (c) the class and number of shares which the shareholder beneficially owns, (d) any material interest of the shareholder in the business requested to be brought before the meeting and
(e) any other information that is required to be provided by the shareholder pursuant to Regulation 14A under the Securities Exchange Act of 1934 in his or her capacity as a proponent of the shareholder proposal.

A shareholder's notice to the Secretary regarding a nomination for the election of directors must set forth: (a) as to each person whom the shareholder proposes to nominate for election or re-election as a director,
(i) the person's name, age, business address and residence address, (ii) the person's principal occupation or employment, (iii) the class and number of shares of capital stock beneficially owned by the person, and (iv) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934; and (b) as to the shareholder giving the notice (i) the name and address of the shareholder, as they appear on our records, and (ii) the class and number of shares of stock that are beneficially owned by the shareholder on the date of the shareholder notice. If the Board of Directors so requests, any person nominated for election to the Board shall furnish to our Secretary the information required to be set forth in the notice of nomination pertaining to the nominee.

Nothing in this section shall be deemed to require us to include in our proxy solicitation materials relating to any annual meeting any shareholder proposal or nomination that does not meet all of the requirements for inclusion established by the Securities and Exchange Commission.

By Order of the Board of Directors,

/s/ Allen Barbieri
Allen Barbieri

San Marcos, California
September 28, 2004